One Planet. One Network. Infinite Possibilities.

Global Crossing Overview

The Challenge

Current Perceptions and Conclusions

BRIDGE

THE GAP

Current Business Performance and Initiatives To Succeed

What we can demonstrate to be true about Global Crossing:

GC made Strategic Choices in 2H 2004 to accelerate profitability

4 months of execution clearly demonstrates financial improvement Clear path to EBITDA and Cash Flow break even in sight Business Plan is Fully Funded ST Telemedia is a committed majority shareholder Trends driving toward Converged IP services are growing GC is growing revenues in the enterprise segment

2005 Investor and Analyst Meeting

2

Global Crossing – the Assets and Capabilities

Global Crossing was founded seven years ago based on an idea ahead of its time … IP.

Network:

Core network connects over 300 cities in over 30 countries, delivers services to nearly 500 major cities in over 50 countries Industry-leading network reliability over “five nines” (99.999+%) IP traffic increased from 68 Gbps to 90 Gbps 29 billion minutes of traffic transported over VoIP platform in 2004

Services:

A fully integrated and interoperable suite of IP and legacy services for enterprises including IP VPN Service, VoIP Services and IP Video

Customers:

More than 40% of Fortune 500 companies; 700 carriers, mobile operators, ISPs Satisfaction among industry’s highest, with 72% of customers very satisfied

2005 Investor and Analyst Meeting

3

Fundamental Market Trends—Strategic Choices

Fundamental trends drove the selection of GC’s strategic choices.

Prices continue to decline at rates roughly equivalent to recent past, voice fundamentals degrading Regulatory trends in the U.S. favoring the RBOCs and increasing the threat to resellers — a large, legacy GC customer base IP convergence adoption beginning to gain traction in large enterprises largely through quality improvements in VoIP and IP telephony

GC experiencing growth in our Multi-National Enterprise segment because our solution set is meeting customer needs in this discriminating sector

Other carriers and PTTs beginning to inquire about our willingness to “private label” our product lines to serve their enterprise customers

2005 Investor and Analyst Meeting

4

Focus on Businesses Aligned with Our Strengths

Decisions made based on strategy and economics

Focused Market Strategy

Invest and Grow

Manage for Margin

Harvest / Exit

Enterprise

Collaboration

New Channels

Carrier Data

Wholesale Voice

SBG

Trader Voice

Consumer

Creates a smaller, more focused and profitable business Positions the business for growth and positive cash flow

2005 Investor and Analyst Meeting

5

Positions Business on Path Towards Profitability

The business profile changes dramatically as a result of the execution of these choices

- **Revenue**
  - Total Revenues will decrease as a result of
  - Lower carrier voice minutes and higher prices
  - Customer mix and concentration shifts to enterprise
  - Product mix shifts towards data from voice
- **Margin**
  - Growing towards 40%+ from 30%
- **Opex**
  - Lower SG&A through headcount reduction, bad debt, real estate
- **CAPEX**
  - Investments are largely Success Based, placed in IP and Enterprise
- **EBITDA & Cash Flow**
  - Funding requirement decreased, EBITDA BE advanced 6 months, Cash Flow BE advanced over 1 year


MNC ENTERPRISE
IP SVCS
FOCUS
GLOBAL
CARRIER DATA

Strategic Profile

6

2005 Investor and Analyst Meeting

Global Crossing

Actions Completed and Contributing to Results

Sold Global Marine Services

Implemented 1000+ wholesale pricing actions implemented for no/low-margin customers Resized the workforce, eliminating over 600 paid positions based on strategic focusing Increased resources to product and indirect channel development Realigned direct channels to improve focus on the enterprise and selected network infrastructure markets Signed 12 Global Partners thus far as distribution partners for our enterprise product line, known as “Fast Track” Restructured STT Debt, which enabled high yield financing Closed High Yield Bond Offering for $404 million in late 2004

2005 Investor and Analyst Meeting

7

ST Telemedia Provides Strategic and Financial Strength

ST Telemedia’s investment thesis is focused on wireless and IP services

100%

STT Communications

100%

100%

50%

52%

100%

100%

ICL

STT Crossing

100% i-STT

41%

100%

100%

72%*

24%

*Upon conversion of $250M 4.7% PIK convertible notes

2005 Investor and Analyst Meeting

8

Debt Initiatives Solidify Path to Profitability

Recapitalized ST Telemedia debt to a mandatory equity convert $250 million principal; 4.7% PIK Increase ownership to 72%*

Completed GCUK High-Yield Bond Sale $404 million face value

Gross discounted proceeds of $398 million Coupon: 10.75% (USD); 11.75% (GBP) Current Yield: 11%—12%

BUSINESS PLAN IS FULLY FUNDED

* After mandatory conversion of remaining $250 million in debt in 4 years

9

2005 Investor and Analyst Meeting

Proven Management Team

John J. Legere

Chief Executive Officer

Jean Mandeville

Executive VP & Chief Financial Officer

David Carey

Executive VP Strategy & Corporate Development

Anthony Christie

Executive VP & Chief Marketing Officer

José Antonio Ríos Dan Wagner

Chief Administrative Chief Information Officer Officer & Executive VP

& International President Business Infrastructure

John McShane

Executive VP & General Counsel

Phil Metcalf

Managing Director UK

Paul O’Brien

Executive VP Global Enterprise & Collaboration Services

Edward Higase

Executive VP Worldwide Carrier Services

John Mulhearn

Senior VP Global Access Management

Dan Enright

Executive VP Operations

Jerry Santos

Senior VP Corporate Communications

2005 Investor and Analyst Meeting

10

Summary and Conclusion

Global Crossing today has:

Unique Global Assets – and is focusing around these strengths MNC Enterprise Focus—on meeting the IP and high-performance networking requirements of the multinational enterprise market Converged IP Services – creating strong points of differentiation that set it apart from other global providers Tested Management Team—and organization structure to support its global value proposition Majority Shareholder Support—of ST Telemedia, lending strategic and financial support Demonstrated Ability to Execute – through restructuring and current results Fully Funded Business Plan – with a clear sight line to EBITDA and Cash Flow break even.

2005 Investor and Analyst Meeting

11

One Planet. One Network. Infinite Possibilities.

One Planet. One Network. Infinite Possibilities.

Global Crossing:

An Enterprise Focused Marketing Strategy

Marketing Program Supports Business Strategy

Focused Market Strategy

Invest and Grow

Manage for Margin

Harvest / Exit

Enterprise

Collaboration

New Channels

Carrier Data

Wholesale Voice

SBG

Trader Voice

Consumer

2005 Investor and Analyst Meeting

Wholesale Voice – Successfully Managing for Margin

New pricing levels: 700+ pricing actions through Q4

Product pruning and reinvestment

Customer pruning to ensure customer-level profitability

Impact:

Wholesale voice business has regained price levels of early 2004 with minimal reduction in traffic Margin Impact: Q2 04 est. 8%, Q4 04 est. 11-12%, 2005 projected 11-15%

Wholesale Domestic LD ARPmin Trend

Jan- Feb- Mar- Apr- May- Jun- Jul- Aug- Sep- Oct- Nov- Dec-

04 04 04 04 04 04 04 04 04 04 04 04

Wholesale Domestic LD Minutes Trend

Jan- Feb- Mar- Apr- May- Jun- Jul- Aug- Sep- Oct- Nov- Dec-

04 04 04 04 04 04 04 04 04 04 04 04

2005 Investor and Analyst Meeting

Invest and Grow – Focusing On Businesses Where We Have Unique Strengths

Enterprise

Niche focus Global IP intensive

New Channels – Enterprise Indirect

System Integrators Global partners

Enterprise Collaboration

Video/web/audio

Great entrée to Global Crossing

Carrier Data

Leverage asset strength Global scale –”spare capacity” Carrier-grade IP strengthens enterprise offers

2005 Investor and Analyst Meeting

IP Has Arrived

Asia-Pacific

FR/ATM: -7.7% IP VPN 29.3%

North America

FR/ATM: -9.2% IP VPN 18.1%

Western Europe

FR/ATM: -8.6% IP VPN 28.7%

Eastern Europe

FR/ATM: 1.5% IP VPN 43.9%

China

FR/ATM: 2.9% IP VPN 51.3%

Mexico

FR/ATM: -1.2% IP VPN 54.2%

United Kingdom

FR/ATM: -10.1% IP VPN 31.0%

Australia

FR/ATM: -9.6% IP VPN 33.8%

Brazil

FR/ATM: 1.9% IP VPN 73.5%

India

FR/ATM: 3.9% IP VPN 36.4%

China/India

FR/ATM: 1.6% IP VPN 44.6%

Latin America

FR/ATM: -0.9% IP VPN 58.3%

Middle East/Africa

FR/ATM: -1.5% IP VPN 36.4%

Source: OVUM 2004-2008 CAGR

2005 Investor and Analyst Meeting

Convergence is Happening

Approximately what percent of your organization’s voice traffic will traverse your enterprise WAN network in 2004? In 2005?

Growth Indicator for MPLS IP VPN, 2003-2008

% of Respondents

40 35 30 25 20 15 10 5 0

None 1% to 5% 6% to 11% to 16% to 20% to 100% 10% 15% 20% 99%`

% of Voice Traffic

2004

Mean = 11.3%

2005

Mean = 26.16%

# of Sites (in thousands)

2,500 2,000 1,500 1,000 500 0

2003 2004 2005 2006 2007 2008

C A

GR

3 5%

Source: The Yankee Group 2004 Enterprise Communications Survey

Source: OVUM: 2003-2008 CAGR

2005 Investor and Analyst Meeting

What Enterprise Customers Need to Take Advantage of Convergence

Technology

Real-time IP Applications Interoperability

Globally Predictable Performance

Control

Customized to Suit Business Needs

Simplicity On-Demand/ Software Driven

Security

Private vs. Public Infrastructure Legal/regulatory/ compliance Physical/ Logical

Support

Globally Consistent/ Available in-region Managed Services Badges Follow the Sun

2005 Investor and Analyst Meeting

Global Crossing Can Meet CIO Needs For Convergence and Those That Know Us, Think So Too…

Those Who Know Us: Customers

Proven global IP Network

Credible, market leading expert with unique position in Converged IP solutions

Service and solutions-oriented hungry and resourceful

Peerless security

Strong customer support

Culture of innovation

Easy to do business with

Solid financial position

Those Who Don’t Know Us: Non-Customers

Company history – sub-sea cable All technology is equal Low price leader-undifferentiated offers from competition Wholesale, non-enterprise “Risky” – personally and for their company, financial and credibility challenged

2005 Investor and Analyst Meeting

Global Crossing is Uniquely Positioned to Fulfill Enterprise CIO Needs – For Technology

The world’s largest wholly owned, converged global IP, MPLS network Proven and reliable running at 99.999% availability with global SLAs Fully Meshed MPLS network specifically built for IP, QoS end-to-end at every hop for real-time applications SIP-enabled; true IP origination, transport and termination Access agnostic– Ethernet, TDM/SONET, ATM/FR, DSL, etc.

Fully interoperable converged network core supports legacy and IP requirements – equals lower Total Cost of Ownership (TCO)

All Technology is not Equal…and Global Crossing’s Superior Assets Enable Differentiation

2005 Investor and Analyst Meeting

Global Crossing is Uniquely Positioned to Fulfill Enterprise CIO Needs – For Security

Defense-in-Depth Strategy

Multiple, independent layers of security ensure overall integrity – even if one is compromised

Enterprise Security Program Plan (ESPP) based on Network Security Agreement with the U.S. government

Proactive, solutions-based approach that governs all aspects of Global Crossing’s security – physical, logical and governance

Externally audited compliance with ISO/IEC 17799

EAL-2 certification with the UK, British Standards Institute

“The ‘New’ Global Crossing has a state of the art global network which is backed by a Security Agreement that is more strict than any U.S.-only Network Provider has to meet today.”

Admiral Archie Clemins, U.S. Navy (Ret.), Global Crossing Board of Directors

2005 Investor and Analyst Meeting

Global Crossing is Uniquely Positioned to Fulfill Enterprise CIO Needs – For Support

24x7 fully redundant NOC’s in multiple time zones

Badge-carrying Global Crossing support follows the sun – “we are as global as you are” Multi-level account support – a true global sales model-shared comp on sales Managed global solution with guaranteed service parameters We are fast, flexible and adaptive problem solvers – 48 hour turnaround for all customer requests

Global Crossing’s customer satisfaction is among the highest in the industry, which is one of the reasons we retained 95% of our customers through two years of restructuring.

2005 Investor and Analyst Meeting

Those That Know Us Find Our Service Superior

Global Crossing has customer satisfaction advantage over competitors (including AT&T, MCI, BT and Qwest) across major service dimensions.

10 9 8 7 6 5

Overall Sat Account Team Support Customer Service Center Service Activity Support Billing Support Overall Value

Chart Legend:

White: Global Crossing Blue: Competitor aggregate

7.7

7.3

7.9

7.3

8

7.3

7.9

7.6

7.9

6.9

7.7

7.2

Results are Mean Statistically different between Global Crossing mean score and Competitor mean score Survey Results from monthly calls to a random sample of Global Enterprise customers conducted “blind” by Knowledge Systems & Research (KS&R), an independent market research company (2004).

2005 Investor and Analyst Meeting

Global Crossing is Uniquely Positioned to Fulfill Enterprise CIO Needs – For Control

GC has the customized services, ease of use and on-demand capabilities that give customers control.

Customized uCommand® web portal enables customized reporting and management capabilities for network performance, trouble management, provisioning, billing and account data

Simplicity

Single connection Single pricing Single contract Single SLAs

Single portal Single help desk Single reporting Single order form

2005 Investor and Analyst Meeting

Global Crossing is Uniquely Positioned to Fulfill Enterprise CIO Needs – For Control

On-Demand/Software driven

Intelligent Front Office (IFO) initiatives enable customers to build and manage network in real-time; Workflow integration between Global Crossing OSS and customers’ BSS

Order capability available now

“Global Crossing has demonstrated a technology vision in which customer value has been paramount. The company’s leading-edge IP infrastructure and IFO platform are examples of best-in-class innovation that deliver greater efficiencies, enhanced flexibility and superior performance to customers. With a strong focus on serving customers, Global Crossing has gained an edge over the competition by adopting the ‘best fit’ technology for the customer perspective”

Vinod Ramanathan

Research Analyst, Frost & Sullivan

Frost & Sullivan

2005 Industry Innovation and Advancement Award

2005 Investor and Analyst Meeting

Global Crossing’s Ability to Deliver Convergence Brings Benefits to Clients and Investors

Global Crossing Technology

Secure, proven, global SIP-enabled Access agnostic Interoperable infrastructure

Common Global IP

Architecture

Enables

Returns to GC through converged OSS

Unit cost Scale Efficiency (Opex)

Systems Leverage

Converged IP from the Inside Out

Converged offer to the customer

Single account model Single connection

Single pricing Single contract Single SLAs Single help desk Single portal Single reporting Single order form

Simplicity

Applied to segments, allows unique business offer

Customer TCO — eBonding at workflow and system levels

Customized control — workflow integration

2005 Investor and Analyst Meeting

Industry Experts Recognize Our Competitive Strength

“The scope and level of service guarantees under SLAs are increasingly becoming a point of service provider differentiation. Global Crossing’s enhancements to its SLAs for IP VPN, VoIP, IP video and IP access services strengthen its value proposition, leveraging the performance of its IP network to deliver SLA metrics that are among the industry’s leading on a global scale, such as 5 ms jitter plus service availability and packet delivery at 99.999 percent.” Brian Washburn Senior Analyst, Current Analysis

“We selected Global Crossing’s iVideoconferencing offer for Frost & Sullivan’s 2004 Best New Videoconferencing Service Award because it is an innovative service that leverages customers’ existing investments in ISDN videoconferencing. By using Global Crossing’s wholly owned global IP network to backhaul video traffic, the company can offer a significant quality and cost advantage that videoconferencing customers have so far been deprived of.” Roopam Jain Strategic Analyst, Frost & Sullivan

2005 Investor and Analyst Meeting

Industry Experts Recognize Our Competitive Strength

“They have a global IP network just as the world seems to be headed in that direction.”

Jeff Kagan, lead telecom analyst, speaking about Global Crossing in Investor’s Business Daily 2004

“By the time Global Crossing emerged from Chapter 11 proceedings in December 2003, it had reached a monthly traffic rate of 2 billion minutes per month making it one of the leading VoIP carriers in the world While in Chapter 11, Global Crossing undertook significant streamlining activities and is now well-positioned to become a major player in global data and IP services.”

iLocus

Global VoIP Market Report

2005 Investor and Analyst Meeting

We Leverage Our Unique Competitive Position Directly Through a Segment-Specific Strategy

Segment Plans

Financial Services

Protecting customer data and secure transactions

Transportation & Distribution

Optimizing global supply chains, RIFD support

Government and R&E Networks

Establishing secure Intra-agency flow

Systems Integrators

Providing turn-key IP optimization solutions for their customers

High Tech

Enabling global manufacturing data flow and collaboration

Pharmaceuticals & Healthcare

Security of patient data, HIPPA requirements

2005 Investor and Analyst Meeting

We Will Also Penetrate Our Target Segments Indirectly

Global Crossing’s FastTrack™ Services

Much more than a “white label,” it’s managed enterprise IP- enabled solutions, packaged and distributed through telecom service provider partners, extending their brands as well 12 global partners signed and on-boarding since 4Q Offer debut

Service expansion

Increase revenue by offering value-added services in new markets

Extended reach

Serve out-of-region end customers with voice, video and data with minimal capital expense

CAPEX/OPEX savings

Build network/add service capabilities without significant CAPEX or OPEX

Reduced time-to-market

Faster revenue realization

System Integrator Initiatives: Embed enterprise solutions into offers

– EDS, Fujitsu, CSC, Dimension Data

2005 Investor and Analyst Meeting

Enterprise Customers Served by Global Crossing

2005 Investor and Analyst Meeting

Differentiation in Action

2005 Investor and Analyst Meeting

Global Transportation and Distribution

Global transportation and distribution leader with over 3.5 million customers worldwide. The company moves over 1 million packages a day to over 120,000 destinations in more than 220 countries.

Challenges:

Business Issues

Thin profit margins (typically 2%—5%) Secure sensitive information and customer shipping information (e.g., HAZMAT) Reduce costs and improve operational efficiencies

Technology Issues

Fully meshed architecture globally Map four levels of LAN CoS to Global Crossing CoS

Need for standards-based network to support IP

2005 Investor and Analyst Meeting

Global Transportation and Distribution

Solution: Streamlined logistics management system across global locations

Operational Benefits

Linked 19 sites across LATAM and the U.S.

Multi-service platform ready for new applications: VoIP Integrated multiple LAN service levels into GC QoS Local staff support

Business Benefits

Profit-more packages handled right the first time= greater profit Private, secure utility network serves as an integration vehicle for other networks i.e. M&A

Operational efficiency increases allowing lower TCO

2005 Investor and Analyst Meeting

Online Financial Service Pioneer

Online investment and banking pioneer that handles millions of secure transactions per day.

Challenge:

Business Issues

Replace paper-based banking operations with online systems Privacy and security of customer data Reduce customer churn

Technology Issues

Convert public Internet links to a private IP VPN, reduce costs and increase security Converge voice, video, and data on a IP infrastructure Scalable solution to support VoIP rollout to E*Trade centers

2005 Investor and Analyst Meeting

Online Financial Service Pioneer

Solution: Converged audio, video data backbone to deliver secure real-time transactions

Operational Benefits

Leverage QoS to prioritize voice, video and mission critical apps Integrate Voice/Video/Data (one circuit instead of three)

Business Benefits

Converged utility platform facilitating high-performance online retail systems Private, secure IPVPN network that inter-works with frame sites Operational efficiencies allow lower TCO

2005 Investor and Analyst Meeting

Global Manufacturer

Argentina-based Global Confectionary that manufactures and exports food, candies, chocolate, cookies and crackers to over 100 countries worldwide.

Challenge:

Business Issues

Real-time tracking systems to support global supply chain Avoid “stock outs” globally Voice, data and video for thousands of staff worldwide

Technology Issues

Global access to a centralized real-time application Redundancy to support business continuity Infrastructure that scales to the operations in each country

2005 Investor and Analyst Meeting

Global Manufacturer

Solution: Globally integrated data management system

Operational Benefits

“Global Crossing is a one stop shop for all my voice video and data needs.” Multi-service platform ready for voice, video and data Migration path to IP VPN from frame relay

Business Benefits

Faster, secure supply chain flow and order fulfillment, JIT stocking 60% savings on corporate wide data costs (access and cost of service) 70% savings on audio costs, including ISDN charges

2005 Investor and Analyst Meeting

Global Partner

Allstream is a division of Manitoba Telecom Services Inc. Canada’s third largest communications provider. MTS has an extensive domestic broadband fiber-optic network spanning more than 18,800K.

Challenge:

Business Issues

Increase wallet share & loyalty with existing enterprise customers Extend domestic advanced IP VPN services globally Reduce time-to-market for new services

Technology Issues

Extend IP VPN service beyond borders Interconnection of MPLS network while maintaining features and service levels

2005 Investor and Analyst Meeting

Global Partner

Solution: Fast Track Signature Services™ enables global MPLS IP VPN

Operational Benefits

Serve existing customer relationships and extend their portfolio — without a global organic implementation

Business Benefits

Reduced time-to-market; Global IP VPN Service launched instantly; accepted orders right away! Increased revenue by offering global solutions-ensuring “sticky revenue streams” No incremental CAPEX/OPEX

2005 Investor and Analyst Meeting

Summary

Global Crossing’s market strategy supports its business strategy and is focused on the global IP needs of enterprises Convergence is Now – It’s global and driven by IP

Global Crossing is uniquely positioned to deliver the technology, security, support and customized control needed for enterprise CIO’s to take advantage of convergence Customers that do know us, know we can deliver on the promise of convergence in support of their business challenges better than our competition We are proving to customers who do not know us …that we can help them solve their business problems today, with our technology, security, support and customized controlso that they too can experience the Global Crossing difference

2005 Investor and Analyst Meeting

One Planet. One Network. Infinite Possibilities.

One Planet. One Network. Infinite Possibilities.

Financial Performance and Guidance

Financial Discussion Outline

2004 Performance

2005 Guidance

Q & A

2005 Investor and Analyst Meeting

2

Focus on Businesses Aligned with Our Strengths

Creates a smaller, more focused and profitable business

Positions the business for growth and positive cash flow

Focused Market Strategy

Invest and Grow

Manage for Margin

Harvest / Exit

Enterprise

Collaboration

New Channels

Carrier Data

Wholesale Voice

SBG

Trader Voice

Consumer

2005 Investor and Analyst Meeting

3

Actively Rebalancing the Revenue Portfolio $ Million $2,900 $2,800 $2,700 $2,600 $2,500 $2,400 $2,300 $2,200 $2,100 $2,000

2003, Reported IRU Amort. 2003, Comparable Basis ILD (Managed for Margin) DLD (Managed for Margin) SBG/TV (Harvest/Exit) Invest & Grow 2004, Reported

$2,763 $74 $2,689 $78 $72 $72 $20 $2,487

Invest & Grow Increased 2% in FY 2004 vs FY 2003

Total Revenue Drivers: 2003 to 2004

SBG = Small Business Group; TV = Trader Voice

2005 Investor and Analyst Meeting

4

Actively Rebalancing the Revenue Portfolio $ Million $700 $680 $660 $640 $620 $600 $580 $560 $540 $520 $500

Q4 Revenue Drivers: 2003 to 2004 $679 $14 $665 $73 $24 $13 $18 $573

Invest & Grow Increased 7% in Q4 2004 vs Q4 2003

2003, Reported IRU Amort. 2003, Comparable Basis ILD (Managed for Margin) DLD (Managed for Margin) SBG/TV (Harvest/Exit) Invest & Grow 2004, Reported

SBG = Small Business Group; TV = Trader Voice

2005 Investor and Analyst Meeting

5

Customer Revenue Base is Shifting

Clear upward trend of core customer revenue base: enterprise and conferencing

Increase to date driven by restructuring non-core/low-value revenue streams

Expect shift to accelerate as we grow core customer revenue

Customer Revenue Base: Q4 2003

Carrier 62%

Core Enterprise 30%

SBG/TV

7%

Customer Revenue Base: Q4 2004

Carrier 55%

Core Enterprise 38%

SBG/TV

6%

SBG = Small Business Group; TV = Trader Voice

2005 Investor and Analyst Meeting

6

Product Mix is Shifting

Clear trend toward our core products:

IP and Data Services

Managed and Collaboration Services

High Value Voice and IP Voice

Trending away from non-core products:

Legacy TDM Voice

Legacy Voice to Small Businesses

Financial Markets Trader Voice (Hoot and Holler)

Wholesale Voice – Manage for Margin

Shift in product mix will accelerate as target market revenue grows

Product Mix: Q4 2003

Harvest/Exit 8%

Invest& Grow 38%

Wholesale Voice 54%

Product Mix: Q4 2004

Harvest/Exit 7%

Invest & Grow 46%

Wholesale Voice 47%

2005 Investor and Analyst Meeting

7

Invest & Grow Revenue is Increasing

7% growth in “Invest & Grow” business

Planned reduction in Wholesale Voice to increase margin

($ millions) 2003 Comparable Q4 2004 Q4 % Growth F/(U)

Total Invest & Grow 253 272 7%

Enterprise 181 192 6%

Collaboration 19 25 32%

Carrier Data 53 55 4%

New Channels - - n/a

Wholesale Voice 359 263 -27%

Total Harvest/Exit 53 38 -27%

Consumer 6 5 -17%

TV 15 10 -32%

SBG 32 23 -27%

Total Revenues 665 573 -14%

*Note: 2003 Carrier Data revenue excludes impact of Fresh Start on IRU amortization revenue ($14M)

8

Strategic Shift Has Already Materially Improved Margins

Shift in customer base and product mix improved gross margins

Maintained margins on “invest & grow” while increasing revenue

Increased margins on wholesale voice while decreasing revenue

Maintained margin in “harvest/ exit” while decreasing revenue

($ millions) 2003 Comparable Q4 2004 Q4 % Growth F/(U)

Total Invest & Grow 253 272 7%

Enterprise 181 192 6%

Collaboration 19 25 32%

Carrier Data 53 55 4%

New Channels - - n/a

Wholesale Voice 359 263 -27%

Total Harvest/Exit 53 38 -27%

Consumer

TV

SBG

Total Revenues 665 573 -14%

Gross Margin 182 206 13%

Gross Margin        % 27% 36%

($            millions) 2004 Gross Margin Q4 2004 Gross Margin

Total Invest & Grow 45% - 60% 50% - 60%

Enterprise

Collaboration

Carrier Data

New Channels

Wholesale Voice 9% - 11% 11% - 13%

Total Harvest/Exit 28% - 35% 28% - 35%

Consumer

TV

SBG

Total Gross Margin 30% 36%

*Note: 2003 excludes impact of Fresh Start on IRU amortization revenue ($14M)

2005 Investor and Analyst Meeting

9

Q4 and FY 2004 Performance

2004 was a year of continuing improvement in gross margin and Adjusted EBITDA

Enterprise-focused strategy brought additional improvements in gross margin and Adjusted EBITDA

($ millions) 2003 Reported 2004 Reported

Q4 2003 Q4 2004

Total Revenue 679 2,763 573 2,487

Cost of Access 483 1,982 367 1,731

Gross Margin 196 781 206 756

Gross Margin % 29% 28% 36% 30%

Third Party Maintenance 30 125 27 113

COS 11 47 11 45

Other Operating Expenses 167 694 187 727

Total Operating Expenses 208 866 225 885

Adjusted EBITDA (12) (85) (19) (129)

Adjusted EBITDA (Excluding Non-Cash Stock Comp. Expense) (11) (102)

Normalized:

Q4 ‘04 improved by 131% over Q4 ‘03

FY 2004 improved by 55% over FY 2003

Operating Expense improved 4%

2005 Investor and Analyst Meeting

10

Capital Expenditures Are Controllable & Predictable

State-of-the-art IP network

Network structure requires only small Capex spend to support customer base and growth

Maintenance and IT spend is relatively fixed and was roughly 1/3 of total cash Capex spend in 2004

Stringent approval process in place — weekly review process, tough payback hurdles, most future Capex will be success-based

$180 $160 $140 $120 $100 $80 $60 $40 $20 $-

2003 2004

Maintenance and IT Capital Leases Success Based

2005 Investor and Analyst Meeting

11

2004 Cash Flow Highlights

Cash Use excluding proceeds from STT & High- Yield bonds decreased from $401M to $278M or a 31% improvement year over year

It is important to highlight cash flow items unrelated to continuing business operations

($ millions) 2004 Full Year Reported Discrete Metrics All Other Cash Flow

Net Cash used in Operating Activities (198) (94) (104)

Deferred Reoganization Costs (114) (114) -

Interest payments on STT Financing (28) (28) -

Prepaid Services/IRUs 47 47 -

Other Operating Activities (104) - (104)

Net Cash used in Investing Activities (64) 23 (87)

PP&E (89) - (89)

Proceeds from sales of Maketable Securities and Equity interest in Holding companies 23 23 -

Other Investing Activities 2 - 2

Net Cash Provided by Financing Activities 411 427 (16)

Proceeds from Long Term Debt 398 398 -

Finance and organization costs incurred (21) (21) -

Proceeds from short term borrow ings 125 125 -

Repayment of short term borrow ings (75) (75) -

Repayment of capital leases (17) - (17)

Other Financing Activities 1 - 1

Net Increase in Cash 149 356 (207)

Beginning Cash 216

Ending Cash 365

2004 Cash Flow ($            millions) 2004 Cash Flow

Cash Flows used in Continuing Operations (207)

Interest Payments/Debt Servicing (28)

IRUs/Marketable Securities/Equity Sales 70

Deferred Reorganization Costs (114)

Cash Use excluding proceeds of the

bridge facility & GCUK notes (278)

2005 Investor and Analyst Meeting

12

Cash Sources and Uses for 2004

Successfully closed secured debt offering in Q4 2004, completing recapitalization of Global Crossing

($ millions) Q4 2004 2004 Full Year

Beginning Unrestricted Cash 88 290

Exclude GMS Beginning Cash 0 74

Telecom Beginning Cash 88 216

ST Telemedia Bridge Loan 45 125

UK Bond Offer 377 377

Net Underwriters/Prof & Legal Fees

ST Telemedia Repayment (75) (75)

Cash Use excluding cash proceeds

of the bridge facility & GCUK notes (70) (278)

Ending Cash 365 365

2005 Investor and Analyst Meeting

13

Capital Structure as of December 31, 2004

Cash

$365 million of unrestricted cash

$17 million of restricted cash

Debt

$404 million GCUK bonds

USD 200 million—10.75% coupon

GBP 105 million—11.75% coupon

$108 million capital leases

Mandatory Convertibles

$250 million principal + 4.7% PIK non-cash interest

$18.60 conversion price

Equity

18,000,000 preferred shares

22,053,690 common shares

2005 Investor and Analyst Meeting

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2004 Summary

Early success of enterprise-focused strategy evident in key financial metrics:

Revenue growth in Invest & Grow businesses

Significant gross margin improvement in Q4

Product and customer mix, and initial stages of managing for margin in wholesale voice business, drive improvement

Cash burn reduced significantly, and will decrease further in 2005

Harvest/Exit businesses and continue to sell IRUs to generate cash

Control other costs so that incremental margin delivers incremental adjusted EBITDA

Bond offer and asset sales fully fund business plan until reach cash flow positive

ST Telemedia continues to show strong support for Global Crossing

2005 Investor and Analyst Meeting

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Revenue Guidance: Key Assumptions

Direct and indirect sales channels will contribute to growth in 2005

Direct Sales Force of close to 700 HC deployed across NA, UK, EU, LatAm; Tenured sales force now unencumbered by perceived financial instability

Increased productivity assumed from 2004 in the form of base growth and new logos

Indirect Sales channel development

Pricing

Revenue plan not dependent on price stability

Expect continuing declines in commoditized products such as Long Distance Voice (15-20%) and IP Access (20-30%); declines ebbed somewhat in recent quarters

Traditional capacity/broadband products expected to decline less rapidly than historical trends (20-25%)

Premium products such as IP VPN, IP Video, and Managed Services will have minimal price declines

Average prices in Wholesale Voice business will stabilize as lower margin customers and traffic routes will be managed for margin

2005 Investor and Analyst Meeting

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Revenue Guidance

Rebalancing portfolio to enterprise, IP and data products

Revenue growth in “Invest & Grow” businesses provides financial foundation

Wholesale Voice will continue the trend for Q4 2004

Monetize revenue streams of Harvest/Exit businesses

($ millions) 2003 Comparable Full Year 2004 Full Year % Growth F/(U) 2005 Guidance % Growth F/(U)

Total Invest & Grow 1,047 1,067 2% 1,120 - 1,195 5% - 12%

Enterprise 747 766 2%

Collaboration 81 87 7%

Carrier Data 219 214 -2%

New Channels (White La - - n/a

Wholesale Voice 1,394 1,255 -10% 615 - 685 -51% - -45%

Total Harvest/Exit 248 165 -33% 65 - 70 -61% - -58%

Consumer 28 17 -39%

TV 69 45 -34%

SBG 151 103 -32%

Total Revenues 2,689 2,487 -8% 1,800— 1,950 -28% - -22%

*Note: 2003 Carrier Data revenue excludes impact of Fresh Start on IRU amortization revenue ($74M)

2005 Investor and Analyst Meeting

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Gross Margin

Planned customer and product mix shift will improve gross margins

Wholesale Voice will be managed for margin and improved profitability

Cost of access initiatives will leverage additional gross margin

($ millions) 2004 Gross Margin 2005 Guidance % Growth

Total Invest & Grow 45% - 60% 45% - 60%

Enterprise

Collaboration

Carrier Data

New Channels

Wholesale Voice 9% - 11% 11% - 15% 22% - 36%

Total Harvest/Exit 28% - 35% 28% - 35%

Consumer

TV

SBG

Total Gross Margin 30% 36% - 41% 20% - 35%

2005 Investor and Analyst Meeting

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Adjusted EBITDA Guidance: Key Assumptions

Gross Margin Improvements

Revenue growth in core businesses and gross margin expansion from product and customer mix shifts will drive significant operating leverage in 2005

Operating Expense Improvements

Reduction in workforce, as previously announced, to streamline operations will yield operating expense reductions

Business process outsourcing will also contribute to Adjusted EBITDA growth with savings in procurement and back office support

Conversely, non cash stock compensation expense will increase year over year and have a negative impact on Adjusted EBITDA

2005 Investor and Analyst Meeting

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Adjusted EBITDA Guidance

Adjusted EBITDA is expected to be in range of ($115)-($145)M in 2005

Excluding non cash stock compensation expense, 2005 will show an improvement of 8 - 27%

EBITDA breakeven during first half of 2006

($ millions) 2004 Reported 2005 Guidance % Growth F/(U)

2004 2005 2005

Total Revenue 2,487 1,800 - 1,950 -28% - -22%

Cost of Access 1,731

Gross Margin 756

Gross Margin % 30% 36% - 41%

Third Party Maintenance 113

COS 45

Other Operating Expenses 727

Total Operating Expenses 885

Adjusted EBITDA (129) (145) - (115) -12% - 11%

Adjusted EBITDA (Excl. Non-Cash Stock Comp. Exp.) (102) (94) - (74) 8% - 27%

2005 Investor and Analyst Meeting

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Capital Expenditures Are Controllable & Predictable

State-of-the-art IP network

“Build” economics keep Capex spend at very efficient levels

Ramping VoIP network allows for efficient transmission of Voice usage

Decommissioning of TDM legacy Network reduces need for facility expansion

Cash Capex and capital leases projected to be in $95—$100M range in 2005 $200

$150

$100 $50 $-

2003 2004 2005

Maintenance and IT Capital Leases Success Based

2005 Investor and Analyst Meeting

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Cash Use Guidance

Significant improvements in cash use for 2005

Inflection point reached in cash burn compared to historical rates

Driven by significantly reduced deferred exit payments from bankruptcy and continued leverage at the operating level

Cash flow breakeven during second half 2006 based on business plan

($ millions) 2004 Full Year 2005 Guidance % Improvement

Cash Flows used in Continuing Operations (207) (175) - (165) 15% - 20%

Interest Payments on STT Financing/UK Bonds (28) (47)

IRUs/Marketable Securities/Equity & Asset Sales 70 60 - 80

Deferred Reorganization Costs (114) (18)

Cash Use excluding proceeds of the bridge facility

& GCUK notes (278) (180) - (150) 35% - 46%

Beginning Cash 216 365 - 365

UK Bond Offer 377

STT Bridge Loan/Repayment Net 50

Ending Cash 365 185 - 215

Note: Interest Payments reflect Cash Interest only

2005 Investor and Analyst Meeting

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Financial Summary: 2005 and Beyond

Current business plan is fully funded

Cash flow positive in second half of 2006

Operating cash flow will also improve significantly in 2005

Significant cash burn from Reorganization payments to be dramatically reduced in 2005

EBITDA positive in first half of 2006

Revenue growth from core businesses, gross margin expansion, and continued restructuring of non-core businesses will continue to improve EBITDA throughout 2005

Benefits of enterprise-focused strategy will continue to be evident in key financial measures

2005 Investor and Analyst Meeting

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One Planet. One Network. Infinite Possibilities.

Global Crossing Limited

Reconciliation of Adjusted EBITDA to Net Loss (unaudited)

($ in millions)

	Quarter Ended			Twelve Months Ended
	December 31, 2004	September 30, 2004	December 31, 2003	December 31, 2004	December 31, 2003
Adjusted EBITDA	$(19)	$(35)	$(12)	$(129)	$(85)
Depreciation and amortization	(37)	(45)	(46)	(164)	(146)
Interest (expense), net	(15)	(10)	(3)	(38)	(15)
Other income (expense), net	42	—	38	47	59
Gain on pre-confirmation contingencies	24	5	—	29	—
Reorganization items, net	—	—	24,097	—	24,061
Income tax provision	(23)	(6)	(2)	(56)	(6)
Discontinued operations, net of income tax	1	(4)	860	(25)	860
Preferred stock dividends	(1)	(1)	—	(4)	—

Net loss applicable to common shareholders	$(28)	$(96)	$24,932	$(340)	$24,728

Pursuant to the SEC’s Regulation G, the following table provides a reconciliation of Adjusted EBITDA, which is considered a non-GAAP (Generally Accepted Accounting Principles) financial metric, to net income or loss, which is the most directly comparable GAAP measure. Global Crossing’s calculation of it Adjusted EBITDA measure may not be consistent with EBITDA measures of other companies. Management believes that Adjusted EBITDA is a relevant indicator of operating performance, especially in a capital-intensive industry such as telecommunications. Adjusted EBITDA is an important aspect of the company’s internal reporting and is also used by the investment community in assessing financial performance. This non-GAAP measure should be used in addition to, but not as a substitute for, the analysis provided in the statement of operations.

Definitions:

Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization, other income/ (expense), gain from pre-confirmation contingencies, reorganization items, net income from discontinued operations, and preferred stock dividends for the consolidated business of Global Crossing.

IMPORTANT NOTE REGARDING FORWARD-LOOKING STATEMENTS

IN THE FOREGOING PRESENTATIONS

The foregoing presentations contain certain “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934. These statements set forth anticipated results based on management’s plans and assumptions. Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. We have tried to identify such statements by using words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance or strategies. Such forward-looking statements include, but are not limited to, statements regarding:

•	our services, including the development and deployment of data products and services based on IP and other technologies and strategies to expand our targeted customer base and broaden our sales channels;

•	the operation of our network, including with respect to the development of IP protocols;

•	our liquidity and financial resources, including anticipated capital expenditures, funding of capital expenditures and anticipated levels of indebtedness;

•	trends related to and management’s expectations regarding results of operations, revenues and cash flows; and

•	business restructuring activities, sales efforts, expenses, interest rates, foreign exchange rates, and the outcome of contingencies, such as legal proceedings.

We cannot guarantee that any forward-looking statement will be realized. Achievement of future results is subject to risks, uncertainties and potentially inaccurate assumptions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could vary materially from past results and those anticipated, estimated or projected. Investors should bear this in mind as they consider forward-looking statements.

We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Also note that we provide the following summary of risks and uncertainties related to our businesses. These are factors that we believe, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. These factors are described in greater detail in our 2004 annual report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2005. We note these factors for investors as permitted by the Section 21E of the Securities Exchange Act of 1934. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider the following to be a complete discussion of all potential risks or uncertainties.

Risks Related to Liquidity and Financial Resources

•	We incurred substantial operating losses in 2004 and will not generate funds from operations sufficient to meet all of our cash requirements in the near term and may not have access to sufficient capital to meet our long term funding needs.

•	The covenants in our debt instruments restrict our financial and operational flexibility.

•	Our international corporate structure limits the availability of our consolidated cash resources for intercompany funding purposes and reduces our financial restructuring flexibility.

•	We cannot predict our future tax liabilities. If we become subject to increased levels of taxation, our results of operations could be adversely affected.

Risks Related to Our Operations

•	Our rights to the use of the dark fiber that make up our network may be affected by the financial health of our fiber providers.

•	We may not be able to continue to connect our network to incumbent carriers’ networks or maintain Internet peering arrangements on favorable terms.

•	The lack of a long-term agreement for trans-Pacific capacity could adversely affect our operations and operating results.

•	The Network Security Agreement imposes significant requirements on us. The inadvertent violation of the agreement could have severe consequences.

•	The operation, administration, maintenance and repair of our systems are subject to risks that could lead to disruptions in our services and the failure of our systems to operate as intended for their full design life.

•	The failure of our operations support systems to perform as we expect could impair our ability to retain customers and obtain new customers, or provision their services, or result in increased capital expenditures, which would adversely affect our revenues or capital resources.

•	Intellectual property and proprietary rights of others could prevent us from using necessary technology.

•	We have substantial international operations and face political, legal, tax, regulatory and other risks from our operations in foreign jurisdictions.

•	Many of our customers deal predominantly in foreign currencies, so we may be exposed to exchange rate risks and our net loss may suffer due to currency translations.

•	Certain of our governmental commercial customers periodically review our financial condition.

•	Many of our most important government customers have the right to terminate their contracts with us in certain circumstances.

Risks Related to Competition and Our Industry

•	The prices that we charge for our services have been decreasing, and we expect that such decreases will continue over time.

•	Technological advances and regulatory changes are eroding traditional barriers between formerly distinct telecommunications markets, which could increase the competition we face and put downward pressure on prices.

•	Many of our competitors have superior resources, which could place us at a cost and price disadvantage.

•	Our selection of technology could prove to be incorrect, ineffective or unacceptably costly, which would limit our ability to compete effectively.

•

Our operations are subject to regulation in the United States and abroad and require us to obtain and maintain a number of governmental licenses and permits. If we fail to comply with those regulatory requirements or obtain and maintain those licenses and permits, we may not be able to conduct our business. Moreover, those regulatory requirements could change in a manner that significantly increases our costs or otherwise adversely affects our operations.

•	Attempts to limit the basic competitive framework of the 1996 Act could interfere with the successful implementation of our business plan.

•	Potential regulation of Internet service providers could adversely affect our operations.

•	The requirement that we obtain and maintain permits and rights-of-way for our network increases our cost of doing business and could adversely affect our performance and results.

•	Terrorist attacks and other acts of violence or war may adversely affect the financial markets and our business and operations.

Risks Related to Our Common Stock

•	ST Telemedia is our majority stockholder and has contractual and legal rights that significantly limit the voting power of minority stockholders. STT could sell a significant portion of its holdings in us and thereby trigger change in control provisions that could have a material adverse effect on us.

•	Future sales of New GCL’s common stock could adversely affect its price and/or our ability to raise capital.

•	The continued listing of New GCL’s common shares on the Nasdaq National Market is subject to the Company’s timely filing of reports with the SEC.

Other Risks

•	We and certain of our current and former officers and directors are involved in various governmental investigations and lawsuits.

•	We are exposed to contingent liabilities that could result in material losses that we have not reserved against.

•	We have identified material weaknesses in our internal controls, processes and procedures and may face difficulties in strengthening our internal accounting systems and controls and in our ability to satisfy our financial reporting obligations on a timely basis.